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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report
      (Date of earliest event reported)          APRIL 25, 2001
                                                 --------------


                    PACIFIC CENTURY FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                    1-6887                 99-0148992
   ------------------------         ------------          -------------------
   (State of incorporation)         (Commission           (IRS Employer
                                    File Number)          Identification No.)


           130 MERCHANT STREET, HONOLULU, HAWAII              96813
          ---------------------------------------           ----------
          (Address of principal executive offices)          (Zip Code)


            (Registrant's telephone number,
                 including area code)               (808) 537-8430
                                                    --------------




                                     -1-

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Item 5.     Other Events

                (a)  Exhibit 99.1

                        Press Release: Bank of Queensland


SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2001                   PACIFIC CENTURY FINANCIAL
                                       CORPORATION

                                       /s/ Richard J. Dahl
                                       -------------------------
                                              (Signature)

                                       Richard J. Dahl
                                       President